Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I,  James G. Weller, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Z Yachts, Inc. on Form 10-KSB for the fiscal year ended September 30, 2007, fully complies  with the requirements of Section 13(a) or 15(d) of  the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of Z Yachts, Inc.

Date:  January 15, 2008

By:

/s/ James G. Weller

James G. Weller

Chief Executive Officer

I,  Regina F. Weller, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Z Yachts, Inc. on Form 10-KSB for the fiscal year ended September 30, 2007, fully complies  with the requirements of Section 13(a) or 15(d) of  the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of Z Yachts, Inc.

Date:  January 15, 2008

By:

/s/ Regina F. Weller

Regina F. Weller

Chief Financial Officer